Exhibit 99.02

          This STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of December 31, 2005, by and among, Solution Technology, Inc. (the "Company"), Integrity Time, Inc. ("the Purchaser") and SoftNet Technology Corp. (the “Selling Stockholder”).

RECITALS

          A.        The Selling Stockholder is the record holder of one hundred percent (100%) of the issued and outstanding shares of the company’s capital stock.

          B.         The Purchaser desires to buy, and the Company desires to sell and issue to Purchaser one hundred percent (100%) of the shares of the common stock of the Company (the “Purchase Shares”).

          C.        The Company, the Selling Stockholder and the Purchaser desire to make certain representations and warranties and other agreements in connection with the transactions contemplated hereby.

          NOW THEREFORE, in consideration of the covenants, promises and representations set forth in this Agreement, and for other good and valuable consideration, the parties agree as follows:

ARTICLE I

The Sale of the Purchase Shares

          1.1     Sale of Purchase Shares:  Subject to and upon the terms and conditions of this Agreement, the Selling Stockholder agrees to sell to Purchaser, and the Purchaser agrees to purchase from the Selling Stockholder, all of the Purchase Shares, for a purchase price of One Hundred Thousand Dollars ($100,000) (the “Purchase Price”) in cash, which shall be paid to the Selling Stockholder as follows:

                    a)      $50,000 shall be paid in cash, to Seller upon the execution of this Agreement; and

                    b)      $50,000 shall be paid in cash, to Seller on or before the date that is sixty (60) days from the date hereof.

          1.2     Due Diligence:  Purchaser has performed all due diligence and reviewed all documents and records of the Company necessary to make its decision to purchase the Purchase Shares hereunder

          1.3     Purchase Closing:  The closing of the sale and purchase of the Purchase Shares contemplated herein (the "Purchase Closing") will take place simultaneously with the execution of this Agreement.  The date upon which the Purchase Closing occurs shall be referred to as the “Purchase Closing Date”.

          1.4     Delivery at Purchase Closing:

                    (a) Deliveries by Company:  At the Purchase Closing, the Selling Stockholders and Company will deliver to the Purchaser:

                              (i) a certificate representing One Thousand (1,000) shares of the Company’s common stock in the name of purchaser, and signed by the Company’s President and Secretary;

                              (ii) a duly executed certificate of the officers of the Company in the form of Exhibit A attached hereto.

                    (b) Deliveries by Purchaser:  At the Purchase Closing, the Purchaser shall deliver to the Selling Stockholder, by check or wire transfer, the amount of the Purchase Price, less the amount of the Deposit.

          1.5     Inter-Company Loans.  Prior to the Closing, all debts and obligations owed by the Company, to the Selling Stockholder shall be cancelled.  In addition, prior to the Closing, all debts and obligations owed by the Selling Stockholder, to the Company shall be cancelled.

ARTICLE II

Representations and Warranties of the Company
and the Selling Stockholder

          The Company and the Selling Stockholder represent to Purchaser, subject to the exceptions specifically disclosed herein, as follows:

          2.1     Organization of the Company:  The Company is a corporation duly organized, validly existing and in good standing in the State of  Nevada.  The Company has the corporate power to own its properties and to carry on its business as now being conducted.  Prior to the Purchase Closing, the Company will deliver to Purchaser a true and correct copy of the Company’s Articles of Incorporation and Bylaws as in effect at the time of delivery.

          2.2     Company Capital Structure:  The authorized equity securities of the Company consist of Twenty Million (20,000,000) shares of common stock, no par value per share.  The Selling Stockholder is the legal and beneficial owner and holder of all share of the Company.

          2.3     Authority:  The Company and the Selling Stockholder have all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein.  The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action on the part of the Company.  The execution and delivery of this Agreement by the Company does not, and, as of the Purchase Closing Date will not, conflict with or result in any violation of, or default under, or give rise to a right of termination, cancellation, modification or acceleration of any obligation or loss of any benefit under (a) any provision of the Articles of Incorporation or Bylaws of the Company, or (b) any other agreement or instrument, permit, license, rule or regulations, including any collective bargaining agreements.

          2.4     Company Financial Statements:  The Selling Stockholder and the Company have delivered to Purchaser, unaudited balance sheets of the Company as of December 31 2004, and the related consolidated statement of income for the fiscal year then ended, (b) an unaudited balance sheet of the Company as of December 31, 2005 (the “Interim Balance Sheet”) and the related unaudited consolidated statement of income for the Twelve (12) months then ended.  All such financial statements shall be referred to herein as the “Financial Statements.”  Such Financial Statements and notes fairly present the financial condition and the results of operations, and changes in stockholders’ equity of the Company as at the respective dates of and for the periods referred to in such Financial Statements.

          2.5     No Undisclosed Liabilities:  Except for the obligations incurred in the ordinary course of business which are not material, the Company does not have any liability or obligation of any type which has not been disclosed in the Financial Statements or which has not been specifically described in Schedule 2.5 attached to this Agreement.

          2.6     Tax and Other Returns and Reports:

                    (a)  As of the Purchase Closing Date, the Company will have prepared and timely filed or made a timely request for extension for all required federal, state, local and foreign returns, estimates, information statements and reports (collectively the "Returns") relating to any and all Taxes concerning or attributable to the Company or its operations and such Returns are true and correct and have been completed in accordance with applicable law.

                    (b)  As of the Purchase Closing Date, the Company will have paid or accrued all Taxes it is required to pay or accrue and will have withheld and timely remitted with respect to its employees all federal and state income taxes and any other Taxes required to be withheld and remitted.

                    (c)  The Company does not have any liabilities for unpaid federal, state, local and/or foreign taxes which have not been accrued or reserved against in the Financial Statements.

          2.7     Restrictions on Business Activities:  There is no agreement, commitment, order or decree to which the Company is a party which has or reasonably could be expected to have the effect of prohibiting or impairing any business practice of the Company.

          2.8     Title of Property:

                    (a)        The Company owns no real property, and holds no rights, title or interest, whatsoever in any real property.

                    (b)        The Company has good and valid title to, or, in the case of lease properties and assets, valid leasehold interests in all or its tangible properties and assets, free and clear of any liens, except as reflected in the Company Financial Statements, and except for liens for taxes not yet due and payable.

                    (c)        The equipment owned or leased by the Company is in good operating condition, subject to normal wear and tear and is reasonably maintained.

                    (d)        The Company and the Selling Stockholders do not have knowledge of any condemnation, environmental, zoning or other land-use regulation proceedings, either instituted or planned to be instituted with respect to the leased property.

          2.9     Agreements, Contracts and Commitments:  Except as set forth in Schedule 2.9, the Company does not have continuing obligations under, is not a party to, nor is it bound by:

                    (a)        any agreements or arrangements that contain any severance pay or post-employment liabilities or obligations.

                    (b)        any employment agreement with an employee or sales agreement, contract or commitment with any Person.

                    (c)        any lease of personal property or real property having annual lease payments in excess of $5,000.00.

                    (d)        any agreement of indemnification or guaranty.

                    (e)        any agreement, contract or commitment containing any covenant limiting the freedom of the Company to engage in any line of business or to compete with any Person.

                    (f)         any mortgages, indentures, loans or credit agreements, security agreements relating to borrowing money or extension of credit.

                    (g)        any agreement (whether written or oral) or arrangement between the Company and any officer, director or shareholder of the Company or any family member of any such Person.

                    (h)        any agreement that involves or reasonably could involve payments to or by the Company in excess of $10,000.

                    (i)         any agreement that does not terminate by its terms, prior to the date that is one (1) year after the Purchase Closing Date.

          2.10    Litigation:  To the best of the Company's and Selling Stockholder's knowledge, there is no action, suit, claim or proceeding of any nature pending, or threatened against the Company, its properties or any of its officers or directors, in their capacities as agents of the Company, and the Company is not bringing or considering bringing any action, suit, claim or proceeding against any Person.  The Company is not currently subject to or undergoing any investigation, audit or proceeding commenced by a government agency, entity or authority.

          2.11    Customers:  No unfilled order or commitment obligating the Company to deliver products will result in a loss to the Company upon completion of the order.  No material supplier to the Company has given notice with in the past year that it will stop, or decrease the rate of, supplying materials, products or services to the Company.

          2.12     No Broker:  Neither the Company nor the Selling Stockholder nor the Purchaser has incurred any liability for broker or finders' fees or commissions in connection with the Agreement or any transaction contemplated by this agreement.

          2.13     Employee Benefit Plans and Compensation:  Schedule 2.13 attached hereto contains an accurate and complete list of each employee of the Company and each Employee's salary as of the Purchase Closing, and each Company Employee Plan, and each Employee Agreement.

          2.14      Compliance with Laws:  The Company has complied in all material respects with, is not in violation in any material respect of, and has not received any notices of violation with respect to, any foreign, federal, state or local statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its business, assets of properties.

          2.15      Environmental and Safety Laws:  The Company is not and has not been in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

          2.16      No Bankruptcy.  No order has been made or petition presented for the winding up, insolvency, liquidation or bankruptcy of the Company, nor to the best knowledge of Selling Stockholder or Company is there any reasonable basis for any such order or unsatisfied judgment or court order against the Company.  The Company is generally able to meet its obligations as they come due.

          2.17     Representations Complete:  None of the representations or warranties made by the Company or the Selling Stockholder herein, nor any statement made in any schedule or certificate furnished by the Company or the Selling Stockholder pursuant to this Agreement, contains or will contain at the Purchase Closing Date, any untrue statement of a material fact, or omits or will omit at the Purchase Closing Date to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

ARTICLE III

Additional Agreements

          3.1     Additional Documents and Further Assurances:  Each party, at the request of another party hereto, shall execute and deliver such other instruments and do and perform such other acts as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

          3.2     Expenses:  Each party shall be obligated to pay its own fees and expenses incurred in connection with the transaction contemplated hereby.

ARTICLE IV

General Provisions

          4.1     Notices:  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgement of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Purchaser:	Integrity Time, Inc. 2675 Junipero Ave. Ste 100 Signal Hill, CA 90755 (562) 424-9899 (Facsimile): (562) 424-9168 Attn: Jacqueline V. Puma

If to Selling Stockholder:	SoftNet Technology Corp. 1 Anderson Road, Suite 105 Bernardsville, New Jersey 07924 (Facsimile): (908) 204-0201 Attn: President

          4.2     Counterparts:  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

          4.3     Entire Agreement; Assignment:  This Agreement, the Schedules and Exhibits hereto, and the documents and instruments and other agreements among the parties referenced in this Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

          4.4     Severability:  In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties.  The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

          4.5     Other Remedies:  Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

          4.6     Governing Law:  This Agreement shall be governed by  and construed in accordance with the laws of the State of New Jersey regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

          4.8     Amendment:  Except as is otherwise required by applicable law, this Agreement may be amended by the parties at any time by execution of an instrument in writing signed on behalf of each of the parties.

          4.9     Extension; Waiver:  At any time, Purchaser, the Selling Stockholders and the Company may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations of any other party, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements or conditions for the benefit of such party.  Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

          4.10    Attorneys Fees.  The prevailing party in any legal action or arbitration proceeding brought by one party against any other shall be entitled, in addition to any other rights and remedies, to reimbursement for its expenses incurred thereby, including court costs and reasonable attorney's fees.

          IN WITNESS WHEREOF, Purchaser, the Company and the Selling Stockholder have caused this Agreement to be signed by their duly authorized respective officers, or in their individual capacity, all as of the date first written above.

            COMPANY:                                                               PURCHASER

            SOLUTIONS TECHNOLOGY, INC.                         INTEGRITY TIME INC.

            By: /s/ David Facciani                                                    By: /s/ Jacqueline Puma

             Its: President                                                                 Its: President

            SELLING STOCKHOLDER

            SOFTNET TECHNOLOGY CORP.

            By: /s/ James Farinella

            Its: President & C.E.O.

EXHIBIT A

OFFICERS’ CERTIFICATE

OF

SOLUTIONS TECHNOLOGY, INC.

David Facciani hereby certifies that:

            1.         He is the duly elected and acting President and Secretary of Solutions Technology, Inc. (the “Company”).

            2.         This certificate is delivered in connection with that certain Stock Purchase Agreement of even date herewith (the “Agreement”) between the Company and SoftNet Technology Corporation and Integrity Time Inc.

            3.         The representations and warranties of the Company and the Selling Stockholder as set forth in the Agreement were true and correct in all material respects when made and are true and correct at and as of the date hereof as if such representations and warranties were made at and as of the date hereof.

            4.         The Selling Stockholder (as defined in the Agreement) is the owner of all of the issued and outstanding capital stock of the Company and has good and marketable title to the Purchase Shares (as defined in the Agreement).

            5.         Attached hereto as Exhibit A is a true, correct and complete copy of the Articles of Incorporation of the Company (the “Articles”).  Such Articles have not been amended, modified, or rescinded and are in full force and effect on the date hereof.

            6.         Attached hereto as Exhibit B is a true, correct and complete copy of the Bylaws of the Company (the “Bylaws”) as in effect on the date hereof.  No action has been taken by the Board of Directors or the shareholders of the Company to amend or rescind the Bylaws and the Bylaws continue in full force and effect on and as of the date hereof.

            7.         Attached hereto as Exhibit C are true, correct and complete copies of (i) resolutions of the Company’s Board of Directors duly authorizing and approving the negotiation, execution, delivery, and performance by the Company of the Agreement in accordance with its terms and the consummation of the transactions contemplated thereby, and (ii) resolutions of the shareholder of the Company duly authorizing and approving the negotiation, execution, delivery, and performance by the Company of the Agreement in accordance with its terms and the consummation of the transactions contemplated thereby.

            Terms used but not defined herein shall have the meaning assigned to such terms in the Agreement.

Dated:  December 31, 2005

                                                                                                         /s/ David Facciani

                                                                                                         David Facciani, President

                                                                                                          /s/ David Facciani

                                                                                                          David Facciani, Secretary

2

EXHIBIT B

ASSIGNMENT SEPARATE FROM CERTIFICATE

          FOR VALUE RECEIVED, the undersigned, SoftNet Technology Corp. (“ASSIGNOR”) hereby sells, assigns, and transfers unto Integrity Time Inc. (“Assignee”) One Thousand (1,000) shares of the common stock of Solutions Technology, Inc. (“Corporation”) standing in Assignor’s name on the books of said Corporation represented by Certificate No. 4 herewith, and does irrevocably constitute and appoint David Facciani, Secretary to transfer said shares on the books of the Corporation with full power of substitution in the premises.

          The Assignor has signed this Assignment this 31st  day of December 2005, at Bernardsville, New Jersey.

                                                                                                    SoftNet Technology Corp.

                                                                                                    By: /s/ James Farinella

                                                                                                    Its: President & C.E.O.